FUNDVANTAGE TRUST

(THE “TRUST”)

POLEN GROWTH FUND

(THE “FUND”)

Supplement dated January 6, 2012 to the Prospectus for the Fund dated September 1, 2011

The information in this Supplement contains new and additional information beyond that in the Prospectus and should be read in conjunction with the Prospectus.

Effective as of the date of this supplement, the Prospectus for Retail Class and Institutional Class shares of the Fund is revised to reduce the minimum additional investment requirement for Institutional Class shares from $500 to $0 for both Regular Accounts and Individual Retirement Accounts and to permit the investment in an automatic investment plan account for Institutional Class shares with a $100,000 initial purchase and no minimum requirement for additional investments. You may contact the Fund at
(888) 678-6024 to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account with no monthly minimum requirement amount. The Fund may alter, modify or terminate this plan at any time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE